[LOGO OF USAA]
   USAA(R)

                           USAA SCIENCE &
                                   TECHNOLOGY Fund

                                     [GRAPHIC OF USAA SCIENCE & TECHNOLOGY FUND]

                           S e m i a n n u a l   R e p o r t

--------------------------------------------------------------------------------
    JANUARY 31, 2003

 M E S S A G E
==============------------------------------------------------------------------
               from the PRESIDENT

                                                           "

                                              I BELIEVE THE NEXT FEW MONTHS

[PHOTO OF CHRISTOPHER W. CLAUS]          WILL PROVIDE SOME MUCH-NEEDED CLARITY

                                          AS TO THE TRUE HEALTH OF THE ECONOMY

                                              AND ITS POTENTIAL FOR GROWTH.

                                                           "
--------------------------------------------------------------------------------

                 As I write to you, the impact of the situation in Iraq on USAA's membership and all active United States military personnel is our No. 1 concern. We are not alone; the financial markets are struggling to come to grips with the uncertainty surrounding the potential war with Iraq. The recent decline in consumer confidence indicates all Americans are reluctant to make long-term plans until the United States is able to reach a satisfactory conclusion in Iraq.

                 When the situation is resolved or the majority of the uncertainty is successfully eliminated, the United States and global economies should appear to be in a position to achieve their growth potential.

                 In addition to an increase in consumer demand, the U.S.
                 economy is also in need of a boost from corporate America, but corporations remain reluctant to spend or hire, given the possibility of a war's affecting demand for goods and services. On a positive note, the worst of the corporate-governance problems seems to be behind us, and corporate earnings have begun to improve. However, the landscape is still too uncertain for us to predict a sustained improvement in earnings -- an improvement that the stock market needs if it is to move to higher levels.

                 Meanwhile, the U.S. government continues to do its part by keeping fiscal and monetary policy tilted toward growth and expansion. Both President Bush and Congress seem inclined to provide new incentives for Americans to save and invest.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 What will the future bring? No one can predict the outcome of a war or its impact on the financial markets. However, I believe the next few months will provide some much-needed clarity as to the true health of the economy and its potential for growth. Near term, I believe stocks are likely to trade in a moderate range, and I don't foresee any major shift in the yield curve.

                 At USAA, we continue to focus on improving the products and services we offer you. We believe we have one of the finest teams of portfolio managers and analysts in the country managing your assets. We remain committed to offering no-load mutual funds WITHOUT 12b-1 fees, sales loads, or contractual plans. At no charge, our investment representatives can help you identify the USAA mutual funds that may be right for you. And USAA Financial Planning Services has CERTIFIED FINANCIAL PLANNER(R) practitioners ready to assist you with your planning needs.

                 We will continue to deliver the world-class service and guidance that you have come to know and expect from us. Thank you for your faith and trust in us.

                 Sincerely,

                 /s/ Christopher W. Claus

                 Christopher W. Claus
                 President and Vice Chairman of the Board

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 FOR MORE COMPLETE INFORMATION ABOUT USAA MUTUAL FUNDS, INCLUDING CHARGES AND OPERATING EXPENSES, REQUEST A PROSPECTUS FROM USAA INVESTMENT MANAGEMENT COMPANY (USAA). READ IT CAREFULLY BEFORE YOU INVEST.

                 MUTUAL FUND OPERATING EXPENSES APPLY AND CONTINUE THROUGHOUT THE LIFE OF THE FUND.

                 FINANCIAL PLANNING PROVIDED BY USAA FINANCIAL PLANNING SERVICES, A REGISTERED INVESTMENT ADVISER.

Table of CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OVERVIEW & MANAGERS' COMMENTARY                                    1

SHAREHOLDER VOTING RESULTS                                                    8

FINANCIAL INFORMATION

   Portfolio of Investments                                                  10

   Notes to Portfolio of Investments                                         14

   Financial Statements                                                      15

   Notes to Financial Statements                                             18

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2003, USAA. All rights reserved.

 I N V E S T M E N T
====================------------------------------------------------------------
                     OVERVIEW

USAA SCIENCE & TECHNOLOGY FUND

OBJECTIVE
--------------------------------------------------------------------------------

                 Long-term capital appreciation.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

                 Normally at least 80% of the Fund's assets will be invested in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements.

--------------------------------------------------------------------------------
                                         1/31/03                   7/31/02
--------------------------------------------------------------------------------
Net Assets                            $217.4 Million            $218.8 Million
Net Asset Value Per Share                 $6.07                     $6.22


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03
--------------------------------------------------------------------------------
7/31/02 TO 1/31/03*       1 YEAR        5 YEARS       SINCE INCEPTION ON 8/1/97
     -2.41%               -36.97%       -8.20%                -8.43%


* TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-MONTH RETURN IS CUMULATIVE.

              TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND REALIZED CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND REALIZED CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

2

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         OVERVIEW

--------------------------------------------------------------------------------
                       CUMULATIVE PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                         LIPPER SCIENCE      LIPPER SCIENCE    USAA SCIENCE
              S&P 500     & TECHNOLOGY        & TECHNOLOGY     & TECHNOLOGY
               INDEX      FUNDS AVERAGE       FUNDS INDEX          FUND
              -------    --------------      --------------    ------------
8/1/1997    $10000.00      $10000.00            $10000.00        $10000.00
 8/31/97      9440.20        9991.13             10062.14          9380.00
 9/30/97      9956.92       10505.07             10488.71          9800.00
10/31/97      9624.76        9616.12              9380.32          9200.00
11/30/97     10069.94        9534.08              9300.37          9240.00
12/31/97     10242.76        9322.55              8864.75          9070.00
 1/31/98     10355.94        9521.82              9021.61          9450.00
 2/28/98     11102.42       10597.63             10095.15         10540.00
 3/31/98     11670.50       10931.51             10177.53         10660.00
 4/30/98     11790.01       11349.00             10614.12         11020.00
 5/31/98     11587.63       10560.26              9836.43         10390.00
 6/30/98     12057.97       11418.97             10412.38         11170.00
 7/31/98     11930.54       11206.35             10314.84         11170.00
 8/31/98     10206.86        8938.06              8378.39          9240.00
 9/30/98     10861.28       10120.09              9367.44         10100.00
10/31/98     11743.38       10755.35             10082.04         10870.00
11/30/98     12454.84       12182.69             11212.04         11660.00
12/31/98     13172.07       14213.05             13025.71         13300.00
 1/31/99     13722.68       16489.62             14712.90         14360.00
 2/28/99     13296.25       15019.26             13177.60         13550.00
 3/31/99     13828.08       16797.46             14520.28         14340.00
 4/30/99     14363.57       17360.99             14701.53         14450.00
 5/31/99     14024.76       17015.79             14680.72         14320.00
 6/30/99     14800.98       19003.61             16588.08         15740.00
 7/31/99     14340.83       18596.52             16583.02         15180.00
 8/31/99     14269.84       19437.06             17495.02         15390.00
 9/30/99     13879.13       20020.18             17732.74         15237.79
10/31/99     14757.03       22160.71             19600.68         16608.38
11/30/99     15057.00       25915.34             22507.36         17928.59
12/31/99     15942.59       32435.32             27864.49         19556.74
 1/31/00     15141.68       31914.46             27572.63         19191.39
 2/29/00     14855.36       40517.61             34999.52         23017.49
 3/31/00     16307.70       38654.82             33934.28         22459.30
 4/30/00     15817.25       33536.84             29972.70         21109.51
 5/31/00     15492.99       29508.92             26356.11         19780.02
 6/30/00     15874.56       34013.83             30350.89         21962.01
 7/31/00     15626.59       32066.96             28745.53         21363.23
 8/31/00     16596.68       36863.23             33107.51         24255.64
 9/30/00     15720.71       33333.47             29712.56         22357.81
10/31/00     15653.92       29872.23             26454.43         20104.78
11/30/00     14420.78       22285.51             19634.26         15750.94
12/31/00     14491.52       22028.08             19429.06         16298.98
 1/31/01     15005.36       24062.89             21398.70         17415.35
 2/28/01     13638.02       17833.18             15822.43         12848.39
 3/31/01     12774.53       15119.82             13504.11         11062.20
 4/30/01     13766.46       17851.09             16140.70         13010.77
 5/31/01     13858.81       17174.43             15388.09         12259.75
 6/30/01     13521.62       16963.16             15133.93         11914.70
 7/31/01     13388.46       15593.08             13921.78         10889.67
 8/31/01     12551.16       13768.15             12182.23          9539.88
 9/30/01     11537.71       10998.24              9568.15          7388.33
10/31/01     11757.85       12550.40             11017.09          8585.89
11/30/01     12659.53       14278.71             12621.37         10108.21
12/31/01     12770.50       14474.80             12682.43          9955.98
 1/31/02     12584.24       14195.87             12460.56          9773.30
 2/28/02     12341.49       12385.36             10796.24          8727.97
 3/31/02     12805.70       13479.25             11779.78          9529.73
 4/30/02     12029.66       11965.94             10377.45          8382.91
 5/31/02     11941.35       11361.96              9834.60          7916.07
 6/30/02     11091.06        9941.13              8539.15          6911.34
 7/31/02     10226.72        8866.79              7627.38          6312.56
 8/31/02     10293.67        8690.24              7447.29          6241.51
 9/30/02      9176.07        7559.07              6411.57          5348.42
10/31/02      9982.83        8600.27              7381.69          6160.32
11/30/02     10569.83        9810.12              8508.55          6951.93
12/31/02      9949.20        8706.51              7434.15          6109.58
 1/31/03      9689.06        8618.50              7390.45          6160.32

                                  [END CHART]

                        DATA SINCE INCEPTION ON 8/1/97 THROUGH 1/31/03.

                 SEE THE FOLLOWING PAGE FOR BENCHMARK DEFINITIONS.

                 NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND REALIZED CAPITAL GAIN DISTRIBUTIONS.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund to the following benchmarks:

                 o The S&P 500 Index, an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

                 o The Lipper Science & Technology Funds Average, an average performance level of all science and technology funds, as reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

                 o The Lipper Science & Technology Funds Index, which tracks the total return performance of the 30 largest funds in the Lipper Science & Technology Funds category.

4

 M A N A G E R S '
==================--------------------------------------------------------------
                   COMMENTARY on the Fund

HOW DID THE FUND PERFORM?

                 For the six months ended January 31, 2003, the USAA Science & Technology Fund had a total return of -2.41%. This compares to a return of -3.12% for the average fund in the Lipper Science & Technology Funds category and a return of -5.26% for the S&P 500 Index. The Fund ranked 69 out of 359 funds in the Lipper Science & Technology Funds category for the one-year period ending January 31, 2003.

HOW DID THE SCIENCE PORTION OF THE FUND PERFORM?

                 The science portion outperformed the S&P 500 Health Care
                 Index, with the Fund's positive performance relative to the index coming from all health care sectors except biotechnology. The major contributor was a combination of an overweight position in health care equipment and exceptionally good stock selection within this sector. For instance, we had a large position in Boston Scientific Corp., which gained 34.8% over the six-month period ended January 31, 2003, on strong demand for its products and a positive legal ruling in a case involving coated-stent technology. We also benefited from an underweight position and good stock selection in the pharmaceutical sector, which makes up about two-thirds of the S&P 500 Health Care Index.

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 REFER TO PAGE 3 FOR THE LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE AND S&P 500 INDEX DEFINITIONS.

                 THE S&P 500 HEALTH CARE INDEX IS A CAPITALIZATION-WEIGHTED INDEX CONTAINING THE MEMBERS OF THE S&P 500 INDEX THAT FALL UNDER THE HEALTH CARE SECTOR.

                 FOR THE FIVE-YEAR PERIOD ENDING JANUARY 31, 2003, THE FUND RANKED 56 OUT OF 74 FUNDS IN THE LIPPER SCIENCE & TECHNOLOGY FUNDS CATEGORY. LIPPER RANKINGS ARE BASED ON TOTAL RETURNS.

                 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 10-13.

 . . . C O N T I N U E D
========================--------------------------------------------------------

WHAT WAS YOUR BIOTECHNOLOGY STANCE?

                 We were significantly underweight in Amgen, Inc., which comprises about 68% of the biotechnology portion of the S&P 500 Health Care Index, in a period when Amgen, Inc. outperformed the American Stock Exchange Biotechnology Index. This underweighting was due to concerns about issues relating to the integration of Amgen's merger with Immunex. Our view is that risk capital will begin to return to the biotechnology sector as investors become more confident about economic growth and market improvement, and this will be essential to outperformance, since biotechnology companies must attract risk capital in order to grow.

WHAT'S YOUR OUTLOOK?

                 We believe a Medicare prescription benefit could be passed by Congress and signed by the president in 2003, and, therefore, are invested in companies that should benefit. Cardinal Health, Inc. and Express Scripts, Inc. "A" are examples of companies the Fund holds that would be helped by increased volume if more patients move into managed care to capture the new Medicare benefits. We also like the prospects for both of these holdings even if nothing happens on the legislative front. Additionally, we expect the rollout of the drug-coated stent to be the biggest health care product launch in many years. This launch should continue to draw attention to suppliers such as Johnson & Johnson, Inc. and Boston Scientific Corp. Finally, we want to own companies throughout the health care industry that are focused on efficiency, better service, and cost control.

HOW DID THE TECHNOLOGY PORTION PERFORM?

                 We at Wellington Management Company, LLP performed roughly in line with the Goldman Sachs Technology Index. The investment environment was highly volatile, with technology stocks leading the strong rally in October and November before

                 AMGEN, INC. WAS SOLD OUT OF THE FUND PRIOR TO JANUARY 31, 2003.

                 THE GOLDMAN SACHS TECHNOLOGY INDEX MEASURES THE PERFORMANCE OF U.S.-BASED TECHNOLOGY COMPANIES.

6

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

                 giving back most of these gains in December and January. Given the volatility of the investment environment, the technology portion of the Fund continued to be positioned defensively, with an overweight position in information technology (IT) consulting and services stocks, and computer storage and peripherals. We benefited from our position in Lexmark International, Inc., a manufacturer and supplier of printing products, because the stock rose 23% over the six-month period ended January 31, 2003. Another holding that proved helpful to performance was Hewlett-Packard Co., which gained as the company beat third-quarter earnings estimates. Positions in Brocade Communications Systems, Inc. and SABRE Holdings Corp. were the largest detractors from portfolio performance for the six-month period.

WHAT'S YOUR OUTLOOK FOR THE TECHNOLOGY SECTOR?

                 The impetus for improved IT spending will be improved corporate profits and a stronger economy, but we do not expect a robust recovery. The personal computer (PC) industry should experience its normal seasonality in 2003, with moderate acceleration in unit growth. The outlook for corporate PC upgrades looks favorable based on the age of the installed base and migration to new operating systems, particularly if corporate profits improve. The software companies are cautiously optimistic about their prospects moving forward.

                 Within the telecommunications equipment sector, we anticipate a modest upturn in mobile handset unit growth next year, although the trend for wireless infrastructure spending is still lower. The telecommunications equipment sector looks more appealing given low expectations. While we do not see a meaningful recovery in capital spending in 2003, we continue to believe that technology will provide attractive investment opportunities in the future. We are confident in our ability to capture the benefits of the technology sector through research-based individual stock selection.

                 Thank you for the opportunity to invest on your behalf. We look forward to continuing to earn your trust.

 P O R T F O L I O
==================--------------------------------------------------------------
                   HIGHLIGHTS

----------------------------------------------------------
                  TOP 10 EQUITY HOLDINGS
                    (% of Net Assets)
----------------------------------------------------------

Cisco Systems, Inc.                                  5.4%

Microsoft Corp.                                      5.4%

Hewlett-Packard Co.                                  4.1%

IBM Corp.                                            3.7%

Intel Corp.                                          3.4%

Dell Computer Corp.                                  3.3%

Pfizer, Inc.                                         3.2%

Accenture Ltd. "A"                                   3.1%

First Data Corp.                                     3.1%

Lexmark International, Inc.                          2.9%

----------------------------------------------------------


----------------------------------------------------------
                    TOP 10 INDUSTRIES*
                    (% of Net Assets)
----------------------------------------------------------

Pharmaceuticals                                     12.6%

Computer Hardware                                   11.7%

Systems Software                                     9.6%

Computer Storage & Peripherals                       8.0%

Networking Equipment                                 7.6%

Data Processing Services                             7.3%

Telecommunication Equipment                          7.2%

Semiconductors                                       6.6%

Information Technology Consulting & Services         3.8%

Health Care Equipment                                3.6%

----------------------------------------------------------

* EXCLUDES REPURCHASE AGREEMENTS AND MONEY MARKET INSTRUMENTS.

YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 10-13.

8

 S H A R E H O L D E R
======================----------------------------------------------------------
                       Voting RESULTS

                 On October 18, 2002, a special meeting of shareholders was held to vote on a number of proposals relating to USAA mutual funds. The Fund's shareholders of record on August 23, 2002, were entitled to vote on each proposal shown below. All proposals were approved by the Fund's shareholders.

                 The following proposals and voting results pertain to the Fund.

PROPOSAL 1
--------------------------------------------------------------------------------

                 Approval of new investment advisory agreement with USAA Investment Management Company (IMCO).


                 NUMBER OF SHARES VOTING
                 ---------------------------------------------------------------
                      FOR            AGAINST       ABSTAIN      BROKER NON-VOTE*
                 ---------------------------------------------------------------
                   23,618,625        629,257       420,546            N/A


PROPOSAL 2A
--------------------------------------------------------------------------------

                 Approval of new investment subadvisory agreement between IMCO and Wellington Management Company, LLP.


                 NUMBER OF SHARES VOTING
                 ---------------------------------------------------------------
                      FOR            AGAINST       ABSTAIN      BROKER NON-VOTE*
                 ---------------------------------------------------------------
                   23,557,101        653,338       457,989            N/A

 . . . C O N T I N U E D
========================--------------------------------------------------------

PROPOSAL 3
--------------------------------------------------------------------------------

                 Approval of a proposal to permit IMCO and the Board of Directors of USAA Mutual Funds, Inc. to appoint and replace subadvisers, enter into subadvisory agreements, and approve amendments to subadvisory agreements without further shareholder approval.


                 NUMBER OF SHARES VOTING
                 ---------------------------------------------------------------
                      FOR            AGAINST       ABSTAIN      BROKER NON-VOTE*
                 ---------------------------------------------------------------
                   22,276,829        1,662,093     564,060          165,446


               * Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instruction from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) are treated the same as abstentions and, as a result, had the effect of an "against" vote on the outcome of the proposals.

10

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS

USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2003 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES     SECURITY                                                     (000)
--------------------------------------------------------------------------------
              COMMON STOCKS (94.6%)

              APPLICATION SOFTWARE (3.2%)
   93,800     Cognos, Inc.*                                             $  2,138
  377,400     J.D. Edwards & Co.*                                          4,729
                                                                        --------
                                                                           6,867
                                                                        --------

              BIOTECHNOLOGY (3.3%)
   42,000     Affymetrix, Inc.*                                            1,140
   22,000     Gilead Sciences, Inc.*                                         768
   92,000     iShares Nasdaq Biotech Index*(a)                             4,469
   27,000     MedImmune, Inc.*                                               804
                                                                        --------
                                                                           7,181
                                                                        --------

              COMPUTER HARDWARE (11.7%)
  302,600     Dell Computer Corp.*                                         7,220
  505,700     Hewlett-Packard Co.                                          8,804
  101,800     IBM Corp.                                                    7,964
  438,100     Sun Microsystems, Inc.*                                      1,354
                                                                        --------
                                                                          25,342
                                                                        --------

              COMPUTER STORAGE & PERIPHERALS (8.0%)
  579,600     EMC Corp.*                                                   4,463
  103,100     Lexmark International, Inc.*                                 6,242
  993,600     Maxtor Corp.*                                                5,892
   83,300     Network Appliance, Inc.*                                       900
                                                                        --------
                                                                          17,497
                                                                        --------

              DATA PROCESSING SERVICES (7.3%)
  166,400     CheckFree Corp.*                                             3,200
  190,000     Concord EFS, Inc.*                                           2,785
  193,100     First Data Corp.                                             6,643
  176,700     SABRE Holdings Corp.*                                        3,170
                                                                        --------
                                                                          15,798
                                                                        --------

              DIVERSIFIED COMMERCIAL SERVICES (2.3%)
  462,300     Cendant Corp.*                                               5,122
                                                                        --------

              HEALTH CARE DISTRIBUTORS & SERVICES (1.5%)
   32,000     Cardinal Health, Inc.                                        1,867
   25,000     Covance, Inc.*                                                 674
   15,000     Express Scripts, Inc. "A"*                                     833
                                                                        --------
                                                                           3,374
                                                                        --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2003 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES     SECURITY                                                     (000)
--------------------------------------------------------------------------------
              HEALTH CARE EQUIPMENT (3.6%)
   26,000     Baxter International, Inc.                                $    733
   14,000     Boston Scientific Corp.*                                       566
   17,000     Guidant Corp.*                                                 572
   83,000     Medtronic, Inc.                                              3,728
   21,000     Stryker Corp.                                                1,265
   25,000     Zoll Medical Corp.*                                            998
                                                                        --------
                                                                           7,862
                                                                        --------

              HEALTH CARE FACILITIES (1.2%)
   74,000     LifePoint Hospitals, Inc.*                                   1,902
   22,000     Triad Hospitals, Inc.*                                         611
                                                                        --------
                                                                           2,513
                                                                        --------

              HEALTH CARE SUPPLIES (0.4%)
   21,000     Alcon, Inc.*                                                   806
                                                                        --------

              INFORMATION TECHNOLOGY CONSULTING & SERVICES (3.8%)
  410,600     Accenture Ltd. "A"*                                          6,795
   48,300     Computer Sciences Corp.*                                     1,478
                                                                        --------
                                                                           8,273
                                                                        --------

              INTERNET SOFTWARE & SERVICES (1.4%)
  371,500     VeriSign, Inc.*                                              3,065
                                                                        --------

              MANAGED HEALTH CARE (1.5%)
   20,000     UnitedHealth Group, Inc.                                     1,758
   21,000     Wellpoint Health Networks, Inc.*                             1,526
                                                                        --------
                                                                           3,284
                                                                        --------

              MOVIES & ENTERTAINMENT (1.8%)
  329,600     AOL Time Warner, Inc.*                                       3,843
                                                                        --------

              NETWORKING EQUIPMENT (7.6%)
  683,400     Brocade Communications Systems, Inc.*                        3,055
  883,700     Cisco Systems, Inc.*                                        11,815
   78,400     Emulex Corp.*                                                1,641
                                                                        --------
                                                                          16,511
                                                                        --------

              PHARMACEUTICALS (12.6%)
   58,000     Abbott Laboratories                                          2,211
   29,000     Allergan, Inc.                                               1,759
   16,000     Angiotech Pharmaceuticals, Inc.*                               586

12

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2003 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES     SECURITY                                                     (000)
--------------------------------------------------------------------------------
   86,000     Bristol-Myers Squibb Co.                                  $  2,029
   49,000     Eli Lilly & Co.                                              2,952
   99,000     Johnson & Johnson, Inc.                                      5,307
   62,000     Merck & Co., Inc.                                            3,434
  227,000     Pfizer, Inc.                                                 6,892
   56,000     Wyeth                                                        2,186
                                                                        --------
                                                                          27,356
                                                                        --------

              SEMICONDUCTORS (6.6%)
  272,900     Agere Systems, Inc. "A"*                                       483
  440,400     Agere Systems, Inc. "B"*                                       766
  167,600     Fairchild Semiconductor International, Inc. "A"*             1,834
  118,700     Genesis Microchip, Inc.*                                     1,706
  474,900     Intel Corp.                                                  7,437
  130,900     Intersil Corp. "A"*                                          1,898
   18,040     STMicroelectronics N.V.                                        331
                                                                        --------
                                                                          14,455
                                                                        --------

              SYSTEMS SOFTWARE (9.6%)
  246,700     Microsoft Corp.                                             11,709
  441,500     Oracle Corp.*                                                5,311
  733,500     Red Hat, Inc.*                                               3,770
                                                                        --------
                                                                          20,790
                                                                        --------

              TELECOMMUNICATION EQUIPMENT (7.2%)
  421,400     Alcatel SA ADR                                               3,059
  291,400     Nokia Corp. ADR                                              4,193
1,259,300     Nortel Networks Corp.*                                       2,985
   70,100     QUALCOMM, Inc.*                                              2,640
  147,900     UTStarcom, Inc.*                                             2,850
                                                                        --------
                                                                          15,727
                                                                        --------
               Total common stocks (cost: $217,699)                      205,666
                                                                        --------

PRINCIPAL                                                                 MARKET
   AMOUNT                                                                  VALUE
    (000)     SECURITY                                                     (000)
--------------------------------------------------------------------------------
              REPURCHASE AGREEMENTS (7.4%)

   $  500     CS First Boston Corp., 1.32%, acquired 1/31/03 and due
              2/03/03 at $500 (collateralized by a $448 Freddie Mac,
              Subordinated Note, 6.25%, due 3/05/12; and a $30 TIGER
              strip, due 5/15/16; combined market value of $512)(b,d)       500

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2003 (UNAUDITED)

PRINCIPAL                                                                 MARKET
   AMOUNT                                                                  VALUE
    (000)     SECURITY                                                     (000)
--------------------------------------------------------------------------------
 $  2,350     Lehman Brothers, Inc., 1.30%, acquired 1/31/03 and due
              2/03/03 at $2,350 (collateralized by a $2,405 Freddie
              Mac, Discount Note, due 3/27/03; market value of
              $2,401)(b,d)                                               $ 2,350
    3,100     Morgan Stanley & Co., Inc., 1.31%, acquired 1/31/03 and
              due 2/03/03 at $3,100 (collateralized by a $3,200 Freddie
              Mac, Discount Note, due 3/25/03; market value of
              $3,194)(b,d)                                                 3,100
   10,036     State Street Bank & Trust Co., .25%, acquired on 1/31/03
              and due 2/03/03 at $10,036 (collateralized by a $7,335
              U.S. Treasury bond, due 2/15/21; market value of
              $10,241)(b)                                                 10,036
                                                                         -------
              Total repurchase agreements (cost: $15,986)                 15,986
                                                                         -------

   NUMBER
OF SHARES
---------
              MONEY MARKET INSTRUMENTS (0.3%)

              MONEY MARKET FUNDS (0.0%)(e)
   73,827     AIM Short-Term Investment Co., 1.30%(c,d)                       74
   36,654     Merrill Lynch Premier Institutional Fund, 1.33%(c,d)            37
                                                                        --------
              Total money market funds (cost: $111)                          111
                                                                        --------

PRINCIPAL
   AMOUNT
    (000)
---------
              OTHER (0.3%)
   $  620     Freddie Mac, Discount Note, 1.19%, 2/03/2003
              (cost: $620)                                                   620
                                                                        --------
              Total money market instruments (cost: $731)                    731
                                                                        --------

              TOTAL INVESTMENTS (COST: $234,416)                        $222,383
                                                                        ========

14

 N O T E S
==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS

USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2003 (UNAUDITED)

GENERAL NOTES
--------------------------------------------------------------------------------

         Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The percentages shown represent the percentages of the investments to net assets and, in total, may not equal 100%.

         ADR - American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

SPECIFIC NOTES
--------------------------------------------------------------------------------

         (a) iShares Nasdaq Biotech Index Fund (iShares Fund) is an exchange-traded fund registered in the United States and traded on the American Stock Exchange. The iShares Fund's objective seeks investment results that correspond to the performance of the Nasdaq Biotechnology Index. The iShares Fund will concentrate its investments in companies primarily engaged in using biomedical research for the discovery or development of new treatments or cures for human disease.

         (b) Collateral on repurchase agreements is received by the Fund upon entering into the repurchase agreement. The collateral is marked-to-market daily to ensure its market value is at least 102% of the resale price of the repurchase agreement.

         (c) Rate represents the money market fund annualized seven-day yield at January 31, 2003.

         (d) Investment was purchased with the cash collateral proceeds received from securities loaned.

         (e) Represents less than 0.1% of net assets.

           * Non-income-producing security for the 12 months preceding January 31, 2003.

         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T
==================--------------------------------------------------------------
                   of ASSETS and LIABILITIES
                   (in thousands)

USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2003 (UNAUDITED)

ASSETS

   Investments in securities, at market value (including securities
      on loan of $5,942) (identified cost of $234,416)                          $ 222,383
   Cash                                                                                10
   Receivables:
      Capital shares sold                                                             450
      Dividends and interest                                                           72
      Securities sold                                                               3,565
      Other                                                                             2
                                                                                ---------
         Total assets                                                             226,482
                                                                                ---------

LIABILITIES

   Payable upon return of securities loaned                                         6,061
   Securities purchased                                                             2,570
   Capital shares redeemed                                                             88
   USAA Investment Management Company                                                 164
   USAA Transfer Agency Company                                                       163
   Accounts payable and accrued expenses                                               72
                                                                                ---------
         Total liabilities                                                          9,118
                                                                                ---------
            Net assets applicable to capital shares outstanding                 $ 217,364
                                                                                =========

NET ASSETS CONSIST OF:

   Paid-in capital                                                              $ 526,474
   Accumulated undistributed net investment loss                                   (1,825)
   Accumulated net realized loss on investments                                  (295,252)
   Net unrealized depreciation of investments                                     (12,033)
                                                                                ---------
           Net assets applicable to capital shares outstanding                  $ 217,364
                                                                                =========
   Capital shares outstanding                                                      35,812
                                                                                =========
   Authorized shares of $.01 par value                                            105,000
                                                                                =========
   Net asset value, redemption price, and offering price per share              $    6.07
                                                                                =========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

16

 S T A T E M E N T
==================--------------------------------------------------------------
                   of OPERATIONS
                   (in thousands)

USAA SCIENCE & TECHNOLOGY FUND
SIX-MONTH PERIOD ENDED JANUARY 31, 2003 (UNAUDITED)

NET INVESTMENT LOSS

   Income:
      Dividends                                                                 $    505
      Interest                                                                        64
      Fees from securities loaned                                                      8
                                                                                --------
         Total income                                                                577
                                                                                --------
   Expenses:
      Management fees                                                                884
      Administrative and servicing fees                                              165
      Transfer agent's fees                                                          978
      Custodian's fees                                                                64
      Postage                                                                        103
      Shareholder reporting fees                                                     150
      Directors' fees                                                                  2
      Registration fees                                                               11
      Professional fees                                                               22
      Other                                                                           26
                                                                                --------
         Total expenses                                                            2,405
      Expenses paid indirectly                                                        (3)
                                                                                --------
         Net expenses                                                              2,402
                                                                                --------
            Net investment loss                                                   (1,825)
                                                                                --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

      Net realized loss on investments                                           (19,999)
      Change in net unrealized appreciation/depreciation                          16,433
                                                                                --------
            Net realized and unrealized loss                                      (3,566)
                                                                                --------
Decrease in net assets resulting from operations                                $ (5,391)
                                                                                ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T S
====================------------------------------------------------------------
                     of Changes in NET ASSETS
                     (in thousands)

USAA SCIENCE & TECHNOLOGY FUND
SIX-MONTH PERIOD ENDED JANUARY 31, 2003 (UNAUDITED),
AND YEAR ENDED JULY 31, 2002

                                                                             1/31/2003       7/31/2002
                                                                            ---------------------------
FROM OPERATIONS

   Net investment loss                                                      $   (1,825)     $   (4,538)
   Net realized loss on investments                                            (19,999)       (183,051)
   Change in net unrealized appreciation/depreciation of investments            16,433          28,533
                                                                            --------------------------
       Decrease in net assets resulting from operations                         (5,391)       (159,056)
                                                                            --------------------------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                                                    22,522          70,629
   Cost of shares redeemed                                                     (18,519)        (61,653)
                                                                            --------------------------
       Increase in net assets from capital share transactions                    4,003           8,976
                                                                            --------------------------
Net decrease in net assets                                                      (1,388)       (150,080)

NET ASSETS

   Beginning of period                                                         218,752         368,832
                                                                            --------------------------
   End of period                                                            $  217,364      $  218,752
                                                                            ==========================

Accumulated undistributed net investment loss:
   End of period                                                            $   (1,825)     $        -
                                                                            ==========================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                                                   3,661           8,103
   Shares redeemed                                                              (3,036)         (7,280)
                                                                            --------------------------
       Increase in shares outstanding                                              625             823
                                                                            ==========================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

18

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements

USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2003 (UNAUDITED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 18 separate funds. The information presented in this semiannual report pertains only to the USAA Science & Technology Fund (the Fund). The Fund's investment objective is long-term capital appreciation.

              A. SECURITY VALUATION - The value of each security is determined
                 (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

                 1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

                 2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

                 3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

                 4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager), an affiliate of the Fund, and, if applicable, in consultation with the investment subadviser of the Fund, under valuation procedures approved by the Company's Board of Directors.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2003 (UNAUDITED)

              B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

              C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

              D. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

                 1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

                 2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

                 Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

20

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2003 (UNAUDITED)

                 Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the Fund's tax year-end of July 31, 2003, net realized foreign currency gains/losses will be reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

              E. EXPENSES PAID INDIRECTLY - Through fee-offset arrangements with the Fund's custodian bank and transfer agent, credits, if any, realized as a result of uninvested cash balances are used to reduce the Fund's custodian fees. For the six-month period ended January 31, 2003, these fee-offset arrangements reduced the Fund's expenses by $3,000.

              F. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2003 (UNAUDITED)

         agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

         Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets.

         The USAA funds that are party to the loan agreements are assessed facility fees in aggregate by Bank of America in an annual amount equal to 0.09% of the $100 million loan agreement, whether used or not, and by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.09% annually of the $400 million loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 2003.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of July 31, 2003, in accordance with applicable tax law.

         Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2002, the Fund had capital loss carryovers of $131,459,000, for federal income tax purposes. The

22

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2003 (UNAUDITED)

         capital loss carryovers will expire between 2009 and 2010. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 2003, were $134,020,000 and $123,658,000, respectively.

         At January 31, 2003, the cost of securities for federal income tax purposes was approximately the same as that reported in the financial statements.

         Gross unrealized appreciation and depreciation of investments as of January 31, 2003, were $14,677,000 and $26,710,000, respectively, resulting in net unrealized depreciation of $12,033,000.

(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

         The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. As of January 31, 2003, the Fund loaned securities having a fair market value of approximately $5,942,000 and received cash collateral of

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2003 (UNAUDITED)

         $6,061,000 for the loans. The cash collateral was invested in securities, as noted in the Fund's portfolio of investments.

(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

              A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies, directly manages a portion of the Fund's assets, and provides portfolio management oversight of the portion of the Fund's assets managed by a subadviser. The investment management fee for the Fund is composed of a base fee and a performance adjustment that increases or decreases the base fee depending upon the performance of the Fund relative to the performance of the Lipper Science & Technology Funds Index, which tracks the total return performance of the 30 largest funds within the Lipper Science & Technology Funds category. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

                 The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. For the month ended July 31, 2002, the performance period consisted of the previous 12-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

                 The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting

24

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2003 (UNAUDITED)

                 amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:


     OVER/UNDER PERFORMANCE             ANNUAL ADJUSTMENT RATE
     RELATIVE TO INDEX(1)               AS A % OF THE FUND'S AVERAGE NET ASSETS
     ---------------------------------------------------------------------------
     +/- 1.00% to 4.00%                 +/- 0.04%
     +/- 4.01% to 7.00%                 +/- 0.05%
     +/- 7.01% and greater              +/- 0.06%

     (1) Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

                 For the six-month period ended January 31, 2003, the Fund incurred total management fees, paid or payable to the Manager, of $884,000, which included a performance fee of $58,000.

              B. SUBADVISORY ARRANGEMENTS - The Manager has entered into an investment subadvisory agreement with Wellington Management Company, LLP (Wellington), under which Wellington directs the investment and reinvestment of the technology portion of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays Wellington a subadvisory fee.

              C. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the six-month period ended January 31, 2003, the Fund incurred administrative and servicing fees, paid or payable to the Manager, of $165,000.

              D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a
                 USAA Shareholder Account Services, an affiliate of the

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2003 (UNAUDITED)

                 Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. For the six-month period ended January 31, 2003, the Fund incurred transfer agent's fees, paid or payable to USAA Transfer Agency Company, of $978,000.

              E. UNDERWRITING SERVICES - The Manager provides exclusive
                 underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(8) CHANGE OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

         On May 29, 2002, based on the recommendation of the Company's Audit Committee, the Company's Board of Directors determined not to retain KPMG LLP (KPMG) as the Fund's independent auditors and voted to appoint Ernst & Young LLP for the fiscal year ended July 31, 2002. KPMG served as the Fund's independent auditors since the Fund's inception on August 1, 1997. From that date through the fiscal year ended July 31, 2001, KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were KPMG's reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, through May 29, 2002, there were no disagreements between the Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

26

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SCIENCE & TECHNOLOGY FUND
JANUARY 31, 2003

(9) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                     SIX-MONTH
                                   PERIOD ENDED
                                    JANUARY 31,                          YEAR ENDED JULY 31,
                                   ------------------------------------------------------------------------------------
                                       2003            2002           2001           2000           1999           1998**
                                   ------------------------------------------------------------------------------------
Net asset value at
   beginning of period             $   6.22        $  10.73       $  21.06       $  15.18       $  11.17       $  10.00
                                   ------------------------------------------------------------------------------------
Income (loss) from
   investment operations:
     Net investment loss               (.05)(b)        (.13)(b)       (.16)(b)       (.13)(b)       (.06)(b)       (.07)(b)
     Net realized and
        unrealized gain (loss)         (.10)(b)       (4.38)(b)     (10.17)(b)       6.26(b)        4.07(b)        1.24(b)
                                   ------------------------------------------------------------------------------------
Total from investment operations       (.15)(b)       (4.51)(b)     (10.33)(b)       6.13(b)        4.01(b)        1.17(b)
                                   ------------------------------------------------------------------------------------
Less distributions:
     From net investment income           -               -              -           (.17)             -              -
     From realized capital gains          -               -              -           (.08)             -              -
                                   ------------------------------------------------------------------------------------
Total distributions                       -               -              -           (.25)             -              -
                                   ------------------------------------------------------------------------------------
Net asset value at end of period   $   6.07        $   6.22       $  10.73       $  21.06       $  15.18       $  11.17
                                   ====================================================================================
Total return (%)*                     (2.41)         (42.03)        (49.03)         40.73          35.90          11.70
Net assets at end
   of period (000)                 $217,364        $218,752       $368,832       $624,528       $257,992       $111,318
Ratio of expenses to
   average net assets (%)***           2.18(a,c)       1.79(c)        1.31(c)        1.22           1.33           1.42
Ratio of net investment
   loss to average
      net assets (%)***               (1.66)(a)       (1.48)         (1.05)          (.65)          (.47)          (.69)
Portfolio turnover (%)                61.19          107.55          57.45          69.21          44.39          76.31

  * Assumes reinvestment of all realized capital gains and other distributions during the period.
 ** Fund commenced operations on August 1, 1997.
*** For the six-month period ended January 31, 2003, average net assets were $218,340,000.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Calculated using average shares. For the six-month period ended January 31, 2003, average shares were 35,515,000.
(c) Reflects total expenses excluding any fee-offset arrangements, which decreased these ratios as follows:

                                          -               -           (.01)%          N/A            N/A            N/A

              TRUSTEES     Robert G. Davis, CHAIRMAN OF THE BOARD
                           Christopher W. Claus, VICE CHAIRMAN OF THE BOARD Barbara B. Dreeben
                           Robert L. Mason, Ph.D.
                           Michael F. Reimherr
                           Laura T. Starks, Ph.D.
                           Richard A. Zucker

   INVESTMENT ADVISER,     USAA Investment Management Company
          UNDERWRITER,     9800 Fredericksburg Road
       AND DISTRIBUTOR     San Antonio, Texas 78288

        TRANSFER AGENT     USAA Shareholder Account Services
                           9800 Fredericksburg Road
                           San Antonio, Texas 78288

             CUSTODIAN     State Street Bank and Trust Company
                           P.O. Box 1713
                           Boston, Massachusetts 02105

  INDEPENDENT AUDITORS     Ernst & Young LLP
                           100 West Houston St., Suite 1900
                           San Antonio, Texas 78205

             TELEPHONE     Call toll free - Central time
      ASSISTANCE HOURS     Monday - Friday, 7 a.m. to 10 p.m.
                           Saturday, 8:30 a.m. to 5 p.m.
                           Sunday, 10:30 a.m. to 7 p.m.

        FOR ADDITIONAL     1-800-531-8181, in San Antonio 456-7200
     INFORMATION ABOUT     For account servicing, exchanges,
          MUTUAL FUNDS     or redemptions
                           1-800-531-8448, in San Antonio 456-7202

       RECORDED MUTUAL     24-hour service (from any phone)
     FUND PRICE QUOTES     1-800-531-8066, in San Antonio 498-8066

           MUTUAL FUND     (from touch-tone phones only)
     USAA TOUCHLINE(R)     For account balance, last transaction, fund
                           prices, or to exchange or redeem fund shares
                           1-800-531-8777, in San Antonio 498-8777

       INTERNET ACCESS      USAA.COM

THROUGH OUR ONGOING EFFORTS TO REDUCE EXPENSES, YOUR REPORT MAILINGS ARE STREAMLINED. WE DEVELOP MAILING LISTS USING CRITERIA SUCH AS ADDRESS, MEMBER NUMBER, AND SURNAME TO SEND ONE REPORT TO EACH HOUSEHOLD INSTEAD OF SENDING A REPORT TO EVERY REGISTERED OWNER. THIS PRACTICE IS DESIGNED TO REDUCE DUPLICATE COPIES AND SAVE PAPER AND POSTAGE COSTS TO THE FUND. IF YOU PREFER NOT TO PARTICIPATE IN STREAMLINING AND WOULD LIKE TO CONTINUE RECEIVING ONE REPORT PER REGISTERED ACCOUNT OWNER, PLEASE CALL US AND WE WILL BEGIN YOUR INDIVIDUAL DELIVERY WITHIN 30 DAYS OF YOUR REQUEST.

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

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